                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 18, 1996

                         CHASE MANHATTAN BANK USA, N.A.
                         ------------------------------
               (Exact Name of registrant specified in its charter)

 United States                  333-07575                    22-2382028
 -------------                  ---------                    ----------
(State or other          (Commission File Number)        (I.R.S. employer
Jurisdiction                                             Identification No.)
of Incorporation)

                               802 Delaware Avenue
                           Wilmington, Delaware 19801
                    (Address of principal executive offices)
                    ----------------------------------------
                  Registrant's telephone number: (302) 575-5033

Item 5. Other Events

      On December 11, 1996, the Note Underwriting Agreement, dated December 11, 1996, between Chase Manhattan Bank USA, N.A., as Seller and Servicer, and Chase Securities Inc., as Representative of the several Underwriters parties thereto, was executed and entered into by the parties thereto.

      On December 11, 1996, the Certificate Underwriting Agreement, dated December 11, 1996, between Chase Manhattan Bank USA, N.A., as Seller and Servicer, and Chase Securities Inc., as Underwriter, was executed and entered into by the parties thereto.

      On December 18, 1996, the Sale and Servicing Agreement, dated as of December 1, 1996, between Chase Manhattan Auto Owner Trust 1996-C, as Issuer, and Chase Manhattan Bank USA, N.A., as Seller and Servicer, was executed and entered into by the parties thereto.

      On December 18, 1996, the Indenture, dated as of December 1, 1996, between Chase Manhattan Auto Owner Trust 1996-C, as Issuer, and Norwest Bank Minnesota, National Association, as Indenture Trustee, was executed and entered into by the parties thereto.

      On December 18, 1996, the Trust Agreement, dated as of December 1, 1996, among Chase Manhattan Bank USA, N.A., as Depositor, Chase Auto Funding Corporation, as General Partner, and Wilmington Trust Company, as Owner Trustee, was executed and entered into by the parties thereto.

      On December 18, 1996, the Administration Agreement, dated as of December 1, 1996, among Chase Manhattan Auto Owner Trust 1996-C, as Issuer, Norwest Bank Minnesota, National Association, as Indenture Trustee, and The Chase Manhattan Bank, as Administrator, was executed and entered into by the parties thereto.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

      Exhibits

      1.1(B)(2) Underwriting Agreement (Notes) dated December 11, 1996.

      1.1(C)(2) Underwriting Agreement (Certificates) dated December 11, 1996.

      4.1(B)(2) Sale and Servicing Agreement (Notes and Certificates) dated as of December 1, 1996.

      4.2(2)    Indenture (Notes and Certificates) dated as of December 1, 1996.

      4.3(C)(2)  Trust Agreement (Notes and Certificates) dated as of December
                 1, 1996.

      4.4(2) Administration Agreement (Notes and Certificates) dated as of December 1, 1996.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CHASE MANHATTAN BANK USA, N.A.
                                             (Registrant)


                                             By: /s/ Keith Schuck
                                                 _______________________________
                                             Name:  Keith Schuck
                                             Title: Controller

Date:  December 30, 1996

                                INDEX TO EXHIBITS

                                                                 Sequentially
Exhibit Number   Exhibit                                        Numbered Pages
--------------   -------                                        --------------

1.1(B)(2)        Underwriting Agreement (Notes) dated
                 December 11, 1996.

1.1(C)(2)        Underwriting Agreement (Certificates) dated
                 December 11, 1996.

4.1(B)(2)        Sale and Servicing Agreement (Notes and
                 Certificates) dated as of December 1, 1996.

4.2(2) Indenture (Notes and Certificates) dated as of December 1, 1996.

4.3(C)(2)        Trust Agreement (Notes and Certificates)
                 dated as of December 1, 1996.

4.4(2)           Administration Agreement (Notes and
                 Certificates) dated  as of December 1, 1996.